SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): December 8, 2009

SINO-GLOBAL SHIPPING
AMERICA, LTD.
(Exact name of registrant as specified in its charter)

Virginia	001-34024	11-3588546
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

36-09 Main Street
Suite 9C-2
Flushing, NY 11354
(Address of principal executive offices and zip code)

(718) 888-1814
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 8, 2009, the Registrant entered into a Lease Agreement (the “Agreement”) with FOC Real Estate Corp., to rent a new executive office.  The Registrant’s new executive office will be located at 136-56 39th Avenue, Room #305, Flushing, New York  11354.  The Agreement’s term runs from January 1, 2010 through December 31, 2011.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired.

Not Applicable.

(b)	Pro forma financial information.

Not Applicable.

(c)	Shell company transactions.

Not Applicable.

(d)	Exhibits.
	10.1	Standard Form of Store Lease Agreement dated December 8, 2009 between Sino-Global Shipping America, Ltd. and FOC Real Estate Corp.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SINO-GLOBAL SHIPPING AMERICA, LTD.

By:	/s/ Cao Lei
Cao Lei
Chief Executive Officer

Dated:  February 4, 2010

EXHIBIT INDEX

Number	Description of Exhibit

10.1	Standard Form of Store Lease Agreement dated December 8, 2009 between Sino-Global Shipping America, Ltd. and FOC Real Estate Corp.